File Nos. 811-21785
                                                                      333-126477

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       { X }


         Pre-Effective Amendment No.         2
                                            ---

         Post-Effective Amendment No.
                                            ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 {X}


         Amendment No.                       2
                                            ---

                        (Check appropriate box or boxes)

                                BLACK PEARL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                      125 South Market Street, Suite #1200
                           San Jose, California 95113
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (408) 294-2200

                                 Kevin M. Landis
                       Firsthand Capital Management, Inc.
         125 South Market Street, Suite 1200, San Jose, California 95113
                    (Name and Address for Agent for Service)

                        Copies of all communications to:

                              Kelvin K. Leung, Esq.
                       Firsthand Capital Management, Inc.
         125 South Market Street, Suite 1200, San Jose, California 95113

                                Wade Bridge, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:        _______, 2005

It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a) (1)
/ /  on (date) pursuant to paragraph (a) (1)
/ /  75 days after filing pursuant to paragraph (a) (2)
/ /  on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

// This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

                                   PROSPECTUS



                                BLACK PEARL FUNDS

                             Black Pearl Focus Fund

                           Black Pearl Long Short Fund

                               [__________, 2005]










BLACK PEARL FUNDS HAS REGISTERED EACH MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES THE FUNDS.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY NOTICE ENCLOSED.

TABLE OF CONTENTS
-----------------

BLACK PEARL FOCUS FUND.....................................................   3
   Investment Objective ...................................................   3
   Principle Investment Strategies ........................................   3
BLACK PEARL LONG SHORT FUND ...............................................   3
   Investment Objective ...................................................   3
   Principle Investment Strategies ........................................   3
   PRINCIPAL INVESTMENT RISKS .............................................   4
   FUND PERFORMANCE .......................................................   6
   FUND FEES AND EXPENSES .................................................   7
   ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS ..................   8
   PORTFOLIO HOLDINGS AND DISCLOSURE POLICY ...............................  11
   FUND MANAGEMENT ........................................................  11
   OPERATION OF THE FUNDS .................................................  11
Your Account ..............................................................  12
   DOING BUSINESS WITH BLACK PEARL FUNDS ..................................  12
   HOW TO PURCHASE SHARES .................................................  12
   EXCHANGING AND SELLING SHARES ..........................................  13
   SHAREHOLDER SERVICES ...................................................  15
   ACCOUNT POLICIES .......................................................  15
   DISTRIBUTIONS AND TAXES ................................................  16
   PRICING OF FUND SHARES .................................................  17
   PRIVACY POLICY .........................................................  19


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS OF EACH FUND THAT YOU SHOULD UNDERSTAND BEFORE YOU INVEST. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. EACH OF THE FUNDS IS NON-DIVERSIFIED AND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM GROWTH OF CAPITAL.

BLACK PEARL FOCUS FUND (THE "FOCUS FUND")

INVESTMENT OBJECTIVE
--------------------

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
Under normal circumstances, at least 80% of the Fund's net assets are invested in common stocks that the Advisor expects to have positive returns. The Fund uses a proprietary quantitative approach to pursue its objective. This process starts with a broad universe of stocks and uses quantitative algorithms to select a subset of the universe to construct the investment portfolio. The algorithms consider several factors that include stock price movement, market capitalization, momentum, volatility, cyclicality, number of securities, portfolio diversification and turnover. Some of the factors are used to filter or screen the selection universe, and target companies "pass" the screen if they meet certain quantitative thresholds established for each factor. Other factors are used to rank order the remaining securities, in terms of expected return. Portfolio-based factors are used in constructing an optimized portfolio. The Fund will typically invest in large-capitalization companies, traded primarily on the Nasdaq National Market, and may invest in stocks of both domestic and foreign companies.

Using this quantitative process, the Fund seeks to outperform its benchmark, the NASDAQ - 100 Index, over the long term. The Fund will typically not utilize company, economic, or other fundamental research in selecting stocks for the portfolio. The computer models and databases will be updated over time.

The Fund may purchase derivative securities to achieve its desired objectives. Derivatives, primarily put and call options, may be used when the Fund is unable to purchase or sell its desired quantity of a particular stock in the open market, yet wishes to maintain the recommended exposure to that security, as specified by the quantitative algorithm.

BLACK PEARL LONG SHORT FUND (THE "LONG SHORT FUND")

INVESTMENT OBJECTIVE
--------------------

The Fund seeks long-term growth of capital while reducing exposure to general equity market risk.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
Under normal circumstances, the long portion of the portfolio will represent at least 80% of the Fund's net assets and be invested in long positions in common stocks that the Advisor expects to have positive returns. The short portion of the portfolio will be invested in short positions that the Advisor expects to have negative returns and will represent approximately 80% of the Fund's net assets upon its monthly reconstitution, fluctuating based on the performance of the individual long and short securities until the next month's model reconstitution. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund intends to utilize short sales of securities to reduce the Fund's exposure to general equity market risk. It may use short sales for securities it expects to decline in value or in order to hedge against a decline in the value of other portfolio holdings.

The Fund's net long position will typically be approximately 20% at the time of its monthly reconstitution and will diverge from that level throughout the month based on the individual performance of and portfolio exposure to the individual long and short positions, only to be reset to the 20% net exposure level at the next monthly reconstitution. The 20% net exposure number means that the value of the long positions plus the value of the short positions (a negative number) will be equal to 20% of the Fund's total assets. The only exception to this is that there is approximately one day a month where there will be zero short exposure between the time the previous month's short positions are closed out and the new month's short positions are initiated.

The Fund uses a proprietary quantitative approach to pursue its objective. This process starts with a broad universe of stocks and uses quantitative algorithms to select a subset of the universe to construct the investment portfolio. The algorithms consider several factors that may include stock price movement, market capitalization, momentum, volatility, cyclicality, portfolio size, portfolio diversification and turnover. Some of the factors are used to filter or screen the selection universe, and target companies "pass" the screen if they meet certain quantitative thresholds established for each factor. Other factors are used to rank order the remaining securities, in terms of expected return. Portfolio-based factors are used in constructing an optimized portfolio. The Fund will typically invest, or hold short positions, in large-capitalization companies, traded primarily on the Nasdaq National Market, and may invest, or hold short positions, in stocks of both domestic and foreign companies.

Using this quantitative process, the Fund seeks to outperform its benchmark, the NASDAQ - 100 Index, over the long term with lower volatility. The Fund will typically not utilize company, economic, or other fundamental research in selecting stocks for the portfolio. The computer models and databases will be updated over time.

The Fund may purchase derivative securities to achieve its desired objectives. Derivatives, primarily put and call options, may be used when the Fund is unable to purchase or sell its desired quantity of a particular stock in the open market, yet wishes to maintain the recommended exposure to that security, as specified by the quantitative algorithm.

PRINCIPAL INVESTMENT RISKS
--------------------------

Even though each Fund seeks long-term growth of capital, and despite the Long-Short Fund's objective of reducing exposure to general equity market risks, you could lose money on your investment or not make as much as if you had invested elsewhere. The principal risks of investing in each Fund are as follows:

INABILITY TO FOLLOW MODEL: The quantitative algorithms will determine which companies securities should be purchased and sold. There is a risk that there will not be a liquid market for a security that the algorithm indicates should be purchased or sold (long position) and an equivalent risk that a liquid market will not exist for a short position the algorithm recommends be opened (inability to borrow securities) or closed. There is also the risk that the investment models, as designed by the Advisor, may not produce investment results in accordance with the Funds investment objectives.

AGGRESSIVE INVESTMENT RISK: Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the

Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

DERIVATIVES RISK: The Funds may invest in derivatives consisting primarily of equity options and financial futures. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Advisor uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce a Fund's return. In addition, a Fund may be unable to close out a position because the market for an option or futures contract may become illiquid. The Funds do not anticipate using derivatives for purposes of hedging a Fund's portfolio, instead each Fund will use derivatives as a means to maintain exposure to a stock when a Fund is unable to purchase or sell its desired quantity of a particular stock in the open market.

STOCK MARKET RISK: Each fund invests primarily in common stocks. Many factors can adversely affect a stock's performance, including a general decline in common stock prices. There is a risk that movements in the securities markets will adversely affect the price of a Fund's investments, regardless of how well the companies in which a Fund invests perform.

COMMON STOCK RISK: Each Fund will invest a substantial amount of their assets in common stocks. When a Fund has purchased a common stock, or holds a long position in a common stock, the main risk is the risk that the stocks held might decrease in value in response to the activities of an individual company or in response to general market and/or economic conditions. When the Long Short Fund enters into a short sale, the Advisor is anticipating the value of the common stock will decrease in value. The primary risk associated with a short sale is the value of the stock may increase above the price at which it was sold short, resulting in a loss to the Long Short Fund.

NON-DIVERSIFICATION RISK: Each Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). A non-diversified fund may invest a higher percentage of its assets in a smaller number of issuers. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in a Fund is not a balanced investment program.

SHORT SALE RISK: Short sales involve selling a security short by borrowing it from a third party and selling it at the then-current market price. The Long Short Fund is then obligated to buy the security on a later date at the then-current market price so it can return the security to the lender. Therefore short sales of securities may result in gains if a security's price declines subsequent to the short sale, but may result in losses if a security's price rises from the time when the Long Short Fund previously sold the security short. Also, since the loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Long Short Fund's loss on a long position arises from decreases in the value of the security and therefore is limited because a security's value cannot drop below zero.

Furthermore, during the period when the Long Short Fund has borrowed a security which is then sold short, it is required to maintain a segregated account with its custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or custodian will at least be equal to the current market value of the security sold short, and will be marked to market daily to ensure that sufficient collateral has been segregated and is held. Depending on the arrangements made with the broker or custodian, the Long Short Fund may not receive any payments (including interest) on collateral held with the broker or custodian. Also depending on those arrangements, there can be other costs to the Long Short Fund from short selling such as the cost of the dividends on the securities sold short that must be paid by the Long Short Fund. The assets used to cover the Long Short Fund's short sales will not be available to use for redemptions or be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Long Short Fund's assets could impede portfolio management or the Long Short Fund's ability to meet redemption requests or other current obligations. The Long Short Fund will not make a short sale if, after giving effect to the sale, the market value of all securities sold short would exceed 100% of the value of the Long Short Fund's net assets.

PORTFOLIO TURNOVER RISK: The Advisor will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. Each Fund's annual portfolio turnover ratio is expected to be very high because it is theoretically possible that the whole portfolio can be turned over once a month if the models so dictate. If that is the case, the Funds will experience increased operating expenses, which could reduce performance and may cause shareholders to incur an increased level of taxable income or capital gains.

[PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.]

From time to time, Firsthand Capital Management, Inc. (the "Investment Advisor") may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE
----------------

The Funds are new and therefore do not have a full calendar year of operations to report.

FUND FEES AND EXPENSES
----------------------

The following tables show the fees and expenses you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                              SALES CHARGE
                               SALES CHARGE      (LOAD)
                                  (LOAD)      IMPOSED ON     DEFERRED
                                IMPOSED ON     REINVESTED   SALES CHARGE   EXCHANGE   REDEMPTION
FUND                            PURCHASES     DISTRIBUTIONS   (LOAD)         FEE         FEE

Black Pearl Focus Fund             None            None         None         None       None(1)

Black Pearl Long Short Fund        None            None         None         None       None(1)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                    SHORT
                    MANAGEMENT     DISTRIBUTION     SALE        OTHER    TOTAL ANNUAL FUND OPERATING
FUND                   FEE         (12B-1 FEE)     EXPENSES    EXPENSES            EXPENSES*
Black Pearl           1.50%           None           None       0.45%               1.95%

Focus Fund

Black Pearl           2.50%           None           0.20**     0.45%               3.15%

Long Short

Fund

* UNDER THE INVESTMENT ADVISORY AGREEMENT, THE INVESTMENT ADVISOR HAS AGREED TO, FOR A PERIOD OF TWO YEARS FROM THE FUNDS' COMMENCEMENT OF OPERATIONS, TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT EACH FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.30% OF THE FOCUS FUND'S AVERAGE DAILY NET ASSETS AND 2.30% (EXCLUDING SHORT SALE EXPENSES) OF THE LONG SHORT FUND'S AVERAGE DAILY NET ASSETS. THE INVESTMENT ADVISOR WOULD NOT BE ABLE TO RECOUP THE FEES IT REDUCED OR THE EXPENSES IT REIMBURSED BECAUSE OF AN ADMINISTRATION AGREEMENT BETWEEN THE TRUST AND THE ADVISOR THAT REQUIRES THE INVESTMENT ADVISOR TO PAY MOST OPERATING EXPENSES.

** SHORT SALE EXPENSES INCLUDE EXPENSES INCURRED IN CONNECTION WITH SHORT SALE TRANSACTIONS SUCH AS DIVIDEND EXPENSE ON SECURITIES SOLD SHORT, BUT OFFSET BY EARNINGS ON THE PROCEEDS OF THE SHORT SALE AND THE COLLATERAL RECEIVED. SINCE THE FUND IS NEW THE AMOUNT IS AN ESTIMATE.

EXAMPLE This example is to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

FUND                                                1 YEAR             3 YEARS

Black Pearl Focus Fund                               $198                $612

Black Pearl Long Short Fund                          $318                $971


ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS
-----------------------------------------------------
EQUITY SECURITIES. Each Fund invests in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for a Fund's investment are typically traded on a national securities exchange, the Nasdaq system, or over-the-counter. In a Fund's investment portfolio, we intend to include primarily securities of large, well-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in a Fund's portfolio may not increase as much as the market as a whole and some securities may continue as such for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of a Fund's holdings may be realized quickly, it is not expected that most of a Fund's investments will appreciate rapidly. These risks do not apply in the same manner to securities subject to short positions, which benefit from declines in the value of those securities and which are described elsewhere in this prospectus.

ILLIQUID SECURITIES A Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities.

IPOs Each Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover rate of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize a capital gain that must be distributed to shareholders.

FOREIGN SECURITIES Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including confiscatory levels of taxation, thereby limiting their earnings potential. Amounts realized on foreign securities also may be subject to high levels of foreign taxation, including taxes withheld at the source.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, each Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic, or political conditions. Although the Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Fund to miss out on investment opportunities, and may prevent a Fund from achieving its objective.

CONCENTRATION POLICY Investments by the Funds are driven by the Advisor's models. The proprietary quantitative models have not been designed to screen for, or avoid, concentration in a particular industry or group of industries. It is possible from time-to-time that a Fund could be concentrated in an industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within that industry may have a more significant impact on a Fund than they would on a fund that does not concentrate its investments.

WHY WE INITIATE A POSITION Both Fund's use proprietary quantitative models that generate their portfolio monthly. These models look at several factors to generate and weight a target portfolio from a Fund's selection universe. On a monthly basis existing holdings that are in the new model for a Fund will be rebalanced to match that model. New positions for each Fund will be invested at the level specified by their respective model.

WHY WE CLOSE A POSITION A Fund may close a stock position (sell a long position or cover a short position which entails purchasing the security at market value and delivering it to the broker) if the security is no longer in the portfolio generated by the quantitative model. It may also reduce the holdings in a security from month to month based on the current recommended weighting from the model.

ALL FUNDS


CASH MANAGEMENT. Normally, the Advisor invests substantially all of a Fund's assets to meet the Fund's investment objective. The Advisor may invest the remainder of a Fund's assets in short term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash.

CHANGES IN POLICIES. The Trustees may change each Fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. However, each Fund's investment objective as well each Fund's policy of investing at least 80% of its assets in a particular type of investment may not be revised unless shareholders are notified at least 60 days in advance of the proposed change.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY
----------------------------------------

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information.

FUND MANAGEMENT
---------------

Black Pearl Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, California 95113, to manage the investments of the Funds. Kevin Landis, who also serves as a Trustee of the Trust, controls the Investment Advisor.

No one person with the Advisor's investment team is primarily responsible for implementing the quantitative investment strategies of the Funds. The team of professionals at the Advisor work together to implement the mathematical portfolio management process. Kevin Landis is the Chief Investment Officer of Firsthand, a position he has held since 1994.

A discussion of the factors considered by the Board of Trustees in approving the investment advisory agreement between the Advisor and the Trust will be available in the Funds' annual or semi-annual report to shareholders.

The Funds Statement of Additional Information contains additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Fund.

OPERATION OF THE FUNDS
----------------------
Pursuant to the Advisory Agreement, the Focus Fund pays to the Investment Advisor, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets and the Long Short Fund pays to the Investment Advisor, on a monthly basis, an advisory fee at an annual rate of 2.50% of its average daily net assets. The Investment Advisor has also agreed to, for a period of two years from the Funds' commencement of operations, to reduce its fees and/or make expense reimbursement so that each Fund's total operating expenses are limited to 1.30% of the Focus Fund's average daily net assets and 2.30% of the Long Short Fund's average daily net assets. These expense caps do not include independent trustees' compensation, brokerage and commission expenses, fees payable under Rule 12b-1 plans, if any, and shareholder servicing plans, if any, litigation costs, borrowing costs such as interest and dividend expenses on securities sold short and any extraordinary and non-recurring expenses.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45426 (the "Distributor") serves as principal underwriter and distributor for each Fund and, as such, is the exclusive agent for the distribution of shares of the Funds. The Distributor is compensated by the Advisor.

YOUR ACCOUNT

DOING BUSINESS WITH BLACK PEARL FUNDS
-------------------------------------

WRITE TO US:          Black Pearl Funds
                      c/o Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707


HOW TO PURCHASE SHARES
----------------------
The Funds are no-load which means that shares may be purchased without imposition of any sales charges. Shares of the Funds are available for purchase from the Funds every day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after receipt of a purchase order in proper form by the transfer agent. To be considered in "proper form," a purchase order must include a check (payable to the Black Pearl Funds) and a completed account application, which at a minimum includes name, date of birth, social security number, physical mailing address, and required signature(s) be mailed to the Funds transfer agent. Be sure to sign your account application prior to mailing. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

If the Funds close to investors the Funds reserve the right to reopen to new or existing shareholders.

ACCOUNT APPLICATION To open a new account with Black Pearl Funds, please complete an account application. Call [1.___.___.____] or write to us to the address above to request an application.

ACCOUNT MINIMUMS
                                  INITIAL                 ADDITIONAL
TYPE OF ACCOUNT                  INVESTMENT               INVESTMENT
Regular Accounts                 [$10,000]                 [$1000]

CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

ADDITIONAL PURCHASE INFORMATION Fund shares are sold on a continuous basis at the NAV next determined after the transfer agent or Black Pearl Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern
Time), your order will be priced at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Black Pearl Funds or the transfer agent. We may deduct the losses or fees from your existing account. Black Pearl Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES
-----------------------------

EXCHANGES You may exchange all or a portion of your shares from one series of Black Pearl Funds to another series at current NAV. You may exchange shares by mail or by telephone. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, since an exchange is a redemption from one fund and a purchase into another.

SELLING SHARES Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request (see directly below for information need to complete your redemption). The table below describes your options.

          TO SELL SHARES
--------------------------------------------------------------------------------
BY MAIL Send written instructions, including your name, account number, and the dollar amount (or the number of shares), you want to sell. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on the Trust account records.

          A signature guarantee is required if you want to sell more than $50,000 worth of shares.

          Send your redemption request and/or written instructions to:

          Black Pearl Funds
          c/o Ultimus Fund Solutions, LLC
          P.O. Box 46707
          Cincinnati, Ohio 45246-0707



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          By overnight mail:

          Black Pearl Funds
          c/o Ultimus Fund Solutions, LLC
          225 Pictoria Drive, Suite 450
          Cincinnati, Ohio 45246

--------------------------------------------------------------------------------
By        Call [1.___.___.____,] to redeem shares by telephone.
TELEPHONE
          As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone. You can request to have your payment sent to you by electronic funds transfer, wire, or mail.

          You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA booklet or call Shareholder Services for more details.

--------------------------------------------------------------------------------

SIGNATURE GUARANTEES If you change the name(s) or address on your account within 30 days prior to your redemption request, you must submit your redemption request in writing and provide a signature guarantee, regardless of the value of the shares being sold. If you want your payment mailed to an address other than the one we have on file, or you want the check made payable to someone else, your letter must include a signature guarantee. A signature guarantee is a valuable safeguard to protect you and the Funds from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee.

REDEMPTION PAYMENTS Payment is normally made within seven days after the receipt of your properly completed redemption request. A properly completed redemption request will include your name, account number, and the dollar amount or share amount you want redeemed. Be sure all necessary signatures are included, including a signature guarantee, if necessary. If you have any questions please call the transfer agent at 1-800-__-____. In extraordinary circumstances, we may suspend redemptions or postpone the payment of proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

SELLING RECENTLY PURCHASED SHARES If you bought shares by check or electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment upon clearance of your purchase check or electronic funds transfer, which may take up to 15 days. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION At the discretion of the Trust or the transfer agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES
--------------------

Black Pearl Funds' Transfer Agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), provides account and shareholder services for Black Pearl Funds' shareholders. The Transfer Agent processes purchases, redemptions, and exchanges, and maintains shareholders' accounts.

TELEPHONE  TRANSACTIONS  Currently,   the  Funds  do  not  allow  for  telephone
transactions.

ACCOUNT POLICIES
----------------
MARKET TIMERS Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. We may restrict or refuse purchases or exchanges into a Fund from market timers. You may be considered a "market timer" by the Funds if you:

     o Make more than two purchases and two sales in a Fund within any 90-day period, or
     o Make more than four purchases and four sales in a Fund within any 12 month period, or
     o Appear to follow a market-timing pattern that may adversely affect a Fund (e.g., frequent purchases and sales of Fund shares that appear to be designed to avoid the restrictions of this policy or that are attempted by a known or suspected market timer).

Periodic purchases or redemptions under a periodic purchase plan or periodic redemption plan are exempt from this market timing policy.

Although redemptions in violation of this policy will cause the Funds to restrict purchases and exchanges into a Fund, the Funds cannot restrict redemptions out of a Fund. A purchase or exchange into a Fund that violates this policy normally will be blocked on the same day it is attempted, but the Funds reserve the right to notify the suspected market timer of the blocked transaction up to three business days later (within the normal settlement period for a securities transaction).

THE FUNDS DO NOT  ACCOMMODATE  FREQUENT  PURCHASES  OR  REDEMPTIONS  OF A FUND'S
SHARES.

Although the Funds have taken steps to discourage frequent purchases and redemptions of the Funds shares, it cannot guarantee that such trading will not occur.

Although the Funds have taken steps to discourage frequent purchases and redemptions of the Funds shares, it cannot guarantee that such trading will not occur.

MAILINGS TO SHAREHOLDERS All Black Pearl Funds' shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail. Currently, Black Pearl Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this "householding" plan, you may contact your broker or call us toll-free at any time, at 1.___.____._____, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS Large redemptions can negatively impact a Fund's investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of a Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind"). When you convert these securities to cash, you will pay brokerage charges. Please keep in mind that until you sell the received securities you are subject to market risk.

CUSTOMER IDENTIFICATION We are required by law to obtain certain personal information from you which will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The Black Pearl Funds reserve the right to reject any purchase order.

DISTRIBUTIONS AND TAXES
-----------------------

FUND DISTRIBUTIONS Each Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions in either of the following ways:

     o    Paid by check, or
     o    Reinvested distributions.

Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce a Fund's NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date.

If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their U.S. shareholders. It does not apply to non-U.S. investors, tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

TAXES ON DISTRIBUTIONS Each Fund will distribute substantially all of its income and gains. Distributions of a Fund's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain, if any, will be taxable to you as a long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income. Distributions normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS Your redemptions and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

ADDITIONAL TAX INFORMATION In certain circumstances, U.S. residents may be subject to backup withholding.

PRICING OF FUND SHARES
----------------------

CALCULATING THE NAV Each Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern
Time) on each day that the exchange is open (a "business day"). Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of each Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in a Fund's portfolio is not readily available, or if an event occurs before a Fund's pricing time but after the close of trading of the primary market or exchange on which the security is traded that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees. This most commonly occurs with foreign securities, but may occur in other cases as well. If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

VALUATION OF PORTFOLIO SECURITIES The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund's portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued according to the Nasdaq official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. The Nasdaq official closing price may be different the last sale price reported. With regards to a fund's long positions, if a security is not traded that day, the security will be valued at its most recent bid price. In the case of a Fund's short positions, if a security is not traded that day, the security will be valued at its most recent ask price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price for long positions and most recent closing ask price for short positions) as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

PRIVACY POLICY NOTICE

Black Pearl Funds is committed to protecting the privacy of its shareholders. This notice describes our privacy policy.

To  administer  and  service  your  account,   we  collect  nonpublic   personal
information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Black Pearl Fund's transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than servicing your account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

            This Privacy Policy Policy is not part of the Prospectus.

The Trust
Black Pearl Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1.___.___._____
www.blackpearlfunds.com


Investment Advisor
Firsthand Capital Management, Inc.
125 South Market Street
Suite 1200
San Jose, California 95113

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio  45426

Transfer Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
[1.888.xxx.xxxx]

Additional  information  about  each  Fund  is  included  in  the  Statement  of
Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Annual Report includes a discussion of each Fund's holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Funds.


To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Black Pearl Funds At 1-408-521-5000 or visit Our website At www.blackpearlfunds.com.


Information about each Fund (including the Funds' SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at
202.942.8090. The Funds' Annual and Semi-Annual Reports and additional information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Black Pearl Funds is a trademark of Firsthand Capital Management, Inc.

File No.  [811-21785]

                                BLACK PEARL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                 _________, 2005

                             BLACK PEARL FOCUS FUND

                           BLACK PEARL LONG SHORT FUND


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Funds dated _______, 2005 (the "Prospectus"), as may be amended. A copy of the Prospectus can be obtained by writing to Black Pearl Funds at P.O. Box 46707, Cincinnati, OH 45246-0707, by calling Black Pearl Funds toll-free at 1.___.___.____, or by visiting our website at www.blackpearlfunds.com.


                                TABLE OF CONTENTS
                                -----------------


THE TRUST .................................................................   2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS ............................   2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS ...................   9
INVESTMENT RESTRICTIONS ...................................................  10
PORTFOLIO HOLDINGS DISCLOSURE POLICY ......................................  12
TRUSTEES AND OFFICERS .....................................................  13
PROXY VOTING POLICIES .....................................................  16
CODE OF ETHICS ............................................................  17
INVESTMENT ADVISORY AND OTHER SERVICES ....................................  17
THE DISTRIBUTOR ...........................................................  19
SECURITIES TRANSACTIONS ...................................................  20
PORTFOLIO TURNOVER ........................................................  21
PURCHASE, REDEMPTION, AND PRICING OF SHARES ...............................  21
TAXES .....................................................................  22
CALCULATION OF PERFORMANCE INFORMATION ....................................  26
CUSTODIAN .................................................................  27

LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........  28

ULTIMUS FUND SOLUTIONS, LLC ...............................................  28
FINANCIAL STATEMENTS ......................................................  28

                                    THE TRUST
                                    ---------

Black Pearl Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was formed on July 8, 2005. As of the date of this SAI, the Trust offers shares of two series, Black Pearl Focus Fund (the "Focus Fund") and Black Pearl Long Short Fund (the "Long Short Fund") (each a "Fund" and collectively the "Funds"). Each Fund is non-diversified and has its own investment objective and policies.

The shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Fund, except in matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of a Fund is entitled to its pro rata portion of such distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of a Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

                 DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS
                 ----------------------------------------------

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable
Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

DEBT SECURITIES. Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of Firsthand Capital Management, Inc., the Funds' investment Advisor (the "Investment Advisor"), offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 20% of its net assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Advisor expects that prevailing interest rates will be falling, and will generally be sold when the Investment Advisor expects interest rates to rise, unless the Advisor nonetheless expects the potential for capital gains (because, for example, the debt obligations are convertible into equity securities).

Each Fund's investments in debt securities may consist of investment grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), as well as unrated securities that the Investment Advisor believes are of comparable quality to investment grade. Investment grade securities in the lower rating categories have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities. A Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Advisor, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. A Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. Each Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to a Fund's own advisory and administrative fees.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, each Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments; expropriation or nationalization of assets; restrictions on foreign investments and repatriation of capital; imposition of high (and potentially confiscatory) levels of foreign taxation, including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that a Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of any Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of any Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period, disruptions in the markets for underlying instruments could result in losses for options investors, there may be imperfect or no correlation between the option and the securities being hedged, the insolvency of a broker could present risks for the broker's customers, and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Advisor's ability to select the proper time, type, and duration of the options.

By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. A Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing call options, a Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If a Fund engages in options transactions, it will commit no more than 30% of its net assets to option strategies.

BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, a Fund receives from the borrower one or more of (a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). A Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"), and must permit a Fund to reacquire loaned securities in time to vote on any important matter.

SHORT SELLING OF SECURITIES. The Black Pearl Long Short Fund will use short selling as a principal investment strategy. In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

The Long Short Fund's investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. In fact, the Long Short Fund expects that most gains that are generated will be realized. It is possible that the Long Short Fund may distribute sizable taxable capital gains to its shareholders, regardless of a Fund's net performance. In addition to the adverse tax consequences, frequent trading also results in higher transaction costs as compared to most other mutual funds.

ILLIQUID  SECURITIES.  Each  Fund  may  invest  up to 15% of its net  assets  in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of such securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices due to reduced market demand for restricted securities. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities and may experience difficulty satisfying redemption requirements due to delays or impediments discussed above.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper (issued pursuant to Section 4(2) of the Securities Act), foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Advisor and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. These securities generally include securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act or that are exempt from registration under the Securities Act, such as commercial paper. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in a Fund's portfolio.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
             -------------------------------------------------------

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN UNRATED BONDS THAT THE INVESTMENT ADVISOR BELIEVES ARE OF COMPARABLE QUALITY.

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN UNRATED PREFERRED STOCKS THAT THE INVESTMENT ADVISOR BELIEVES ARE OF COMPARABLE QUALITY.

MOODY'S

aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue that is rated A is considered to be an upper-medium-grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions than preferred stocks in higher-rated categories.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS
                             -----------------------

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. No Fund shall:

     1. Underwrite the securities of other issuers, except that a Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

     2. Purchase or sell real estate or interests in real estate, but a Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts, except that a Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of a Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of a Fund's total assets.

     5. Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of a Fund's total assets at the time any borrowing is made. While a Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

     7. Purchase or sell puts and calls on securities, except that a Fund may purchase and sell puts and calls on stocks and stock indices.

     8. Issue senior securities, except for permitted borrowings as described elsewhere in the Prospectus and Statement of Additional Information for a Fund, and except for transactions that are executed in a manner so as to not constitute a senior security based on interpretive guidance from the Staff of the SEC.

     9. Participate on a joint or joint-and-several basis in any securities trading account.

     10. Purchase more than 3% of the voting securities of any one investment company.

     11. Invest 25% or more of the value of a Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the
          Advisor's investment models select for investment securities concentrated in a particular industry in an amount exceeding this
          limitation.   This   limitation  does  not  apply  to  investments  in
          obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

The Funds have also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

     1. Under normal circumstances, at least 80% of the Black Pearl Focus Fund's net assets are invested in common stocks that the Advisor expects to have positive returns.

     2. Under normal circumstances, at least 80% of the Black Pearl Long Short Fund's net assets are invested in either long positions in common stocks that the Advisor expects to have positive returns or short positions in common stocks that the Advisor expects to have negative returns.

     3. A Fund will provide 60 days' notice to its shareholders prior to changing its 80% policy set forth above.

     4. A Fund will not purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of a Fund's assets in all investment company securities purchased by a Fund.

With respect to the percentages adopted by each Fund as maximum limitations on a Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY
                      ------------------------------------

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the "Policy") to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any third party (including individual investors, institutional investors, intermediaries, third party service providers to the Investment Advisor or the Funds, rating and ranking organizations, and affiliated persons of the Funds or the Investment Advisor) unless such disclosure is compliant with the Policy. In the case of disclosing non-public portfolio holding information to service providers to the Trust, such disclosure will be made only if the service provider has entered into a confidentiality agreement. The Policy is overseen by the Funds' Chief Compliance Officer ("CCO") and provides that the Funds will disclose their holdings on the Funds' website www.blackpearlfunds.com per the following schedule:


--------------------------------------------------------------------------------
                                             DISCLOSURE          DISCLOSURE
                                             FREQUENCY           DELAY
--------------------------------------------------------------------------------

Full Portfolio for each Fund:                Monthly             2 months

--------------------------------------------------------------------------------

Other than portfolio holdings disclosed as described above, and except for communications with service providers or agents of the Funds in connection with their performance of services for the Funds, the Funds do not disclose portfolio holdings on a confidential basis. When providing portfolio holdings to mutual fund evaluation services, rating agencies, due diligence departments of broker-dealers and wirehouses, media, or other interested persons, we abide by the public disclosure policy as stated in the table above.

The Policy is designed to ensure that disclosure of information regarding a Fund's portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between a Fund's shareholder and those of the Fund's Investment Advisor, principal underwriter, or affiliated person thereof. Potential and actual conflicts of interest between the Funds and their affiliates must also be reviewed and considered by the CCO. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the Funds, which could legitimately serve the common interests of both the Funds and the Investment Advisor. However, selective disclosures should not be made for the benefit of the Investment Advisor or its affiliates without also considering whether the disclosure would be in the interests of the Funds or, at a minimum, result in no harm to the Funds.

                              TRUSTEES AND OFFICERS
                              ---------------------

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Funds is set forth in the following table. The address for each person listed below is 125 South Market Street, Suite 1200, San Jose, California.

                                                                        NUMBER OF
                           TERM OF                                      FUNDS IN
                         OFFICE AND                                       FUND           OTHER PUBLIC
NAME, YEAR OF BIRTH,      LENGTH OF                                      COMPLEX         DIRECTORSHIPS
 POSITIONS(S) HELD          TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN BY          HELD BY
    WITH FUNDS            SERVED(1)     DURING PAST FIVE YEARS           TRUSTEE           TRUSTEES
    ----------            ---------     ----------------------           -------           ---------
---------------------------------------------------------------------------------------------------------
Disinterested Trustees:
---------------------------------------------------------------------------------------------------------
                         Since 2005     Tax Consultant (professional       Two
Greg Burglin                            tax services)
 (1960)
Trustee

Kevin P. Tanner          Since 2005     Mr. Tanner is President,           Two
                                        Chief Financial Officer and
(1962)                                  Chief Compliance Officer of
Trustee                                 Tanner & Associates Asset
                                        Management (an SEC registered
Interested Trustee:                     investment adviser) and has
                                        been for more than 5 years.
Kevin Landis(2)          Since 2005     Mr. Landis is President and        Two            Firsthand
(1961)                                  Chief Investment Officer and a                  Funds (includes
Trustee/President                       Director of Firsthand Capital                   five portfolios)
                                        Management, Inc. and has been
                                        a portfolio manager with
                                        Firsthand Capital Management,
                                        Inc. since May 1994. From
                                        1998 through 2001, he was also

                                                 13

                                        the President and Chief
                                        Executive Officer of Silicon
                                        Capital Management LLC.


Officers:
--------

Yakoub Bellawala         Since 2005     Mr. Bellawala is Vice President    N/A                N/A
(1965)                                  of Business Process
Secretary                               Development of Firsthand
                                        Capital Management, Inc.
                                        (FCM) from August 2002 to
                                        present. He was Vice President
                                        of Business Development for
                                        FCM from 1999 to 2002.  He
                                        was also COO of FCM from
                                        1996 to 1999. He was Treasurer
                                        of Firsthand Funds from 1996
                                        to 2003.

Mark J. Seger            Since 2005     Mr. Seger is a Managing Director   N/A                N/A
(1962)                                  of Ultimus Fund Solutions, LLC &
Treasurer                               Ultimus Fund Distributors, LLC.




* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Investment Advisor.


As of the date of this SAI, none of the disinterested Trustees had any ownership of securities of the Investment Advisor, Ultimus Fund Distributors, LLC (the "Distributor"), or any affiliated person of the Investment Advisor or Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2004.

                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL
                                                          REGISTERED INVESTMENT
                            DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY
                            SECURITIES HELD IN THE        DIRECTOR IN FAMILY OF
       NAME OF TRUSTEE               FUNDS                INVESTMENT COMPANIES
       ---------------               -----                --------------------

Kevin Landis                          None                         None

Greg Burglin                          None                         None

Kevin P. Tanner                       None                         None

TRUSTEE COMPENSATION
--------------------

Each of the disinterested Trustees receives an annual retainer of $4,000. If a special in person meeting is called, a fee of $250 will be paid to each disinterested Trustee that attends such meeting. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at Board meetings. Because the Funds are new, the Trust has not yet paid any compensation to the disinterested Trustees.

STANDING COMMITTEES
-------------------

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee will generally meet twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee approves the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. Since the Funds are new, the Audit Committee has yet to meet.

The Nominating Committee is composed of all of the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either interested persons or disinterested persons of the Trust. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. Since the Funds are new, the Nominating Committee has yet to meet.

The Pricing  Committee  is composed of (i) at least one  disinterested  Trustee,
(ii) any two officers of the Trust, and (iii) the principal portfolio manager for each Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. Since the Funds are new, the Pricing Committee has yet to meet.

                              PROXY VOTING POLICIES
                              ---------------------

The Trust has adopted proxy voting policies and procedures that delegate to the Investment Advisor the authority to vote proxies for the Funds, subject to the oversight of the Board of Trustees. The Investment Advisor votes proxies in accordance with its Proxy Voting Policies and Procedures (the "Proxy Procedures"). The Proxy Procedures set forth the Investment Advisor's policy on proxy voting as well as a detailed set of procedures regarding its implementation. The Investment Advisor believes that the right to vote proxies is a valuable Fund asset. Therefore, in exercising such rights, the Investment Advisor will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the Fund. The exclusive purpose shall be to provide benefits to a Fund by considering those factors that affect the value of the security with respect to which a proxy is issued. Pursuant to the Proxy Procedures, the Investment Advisor will exercise voting rights on all decisions that the Investment Advisor has determined have a material effect on the value of the security.

As a general rule, the Investment Advisor shall cause the proxies to be voted in the manner recommended by the issuer's management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Investment Advisor shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes, and compensation programs may not be in the best interests of a Fund and, therefore, provide reasons for voting against management.

In accordance with the Proxy Procedures, the Investment Advisor has designated a third-party agent (Institutional Shareholder Services ("ISS")) to review each proxy proposal, to provide recommendations for voting, and to cast votes on behalf of the Funds, subject to review and approval by the Investment Advisor of such recommendation prior to voting. A designated employee of the Investment Advisor reviews each ISS proposal and recommendation and, with due consultation with the Investment Advisor's Proxy Committee, as described below, ensures the votes are cast in a timely fashion.

The Proxy Procedures establish a Proxy Committee, composed of members of the Investment Advisor's portfolio management and research teams. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever the Investment Advisor believes that a vote should be cast in a way different from that recommended by ISS or unique issues are involved.

The Proxy Procedures also address the issue of resolving conflicts of interest. To the extent a conflict of interest exists and the Investment Advisor decides to vote against the recommendation of an independent third-party proxy administrator (i.e., ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would need to review the conflict and all of the surrounding facts and circumstances and to resolve the conflict in the best interests of the relevant Fund. An override of the independent third-party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affects the recommendation of the Proxy Administrator.

Information regarding how the Investment Advisor votes these proxies will be available by calling the Funds toll-free at 1.____.____.______ and on the SEC's website when the Funds file their first report on Form N-PX, which is due by August 31, 2006, covering the Funds' proxy voting record for the 12-month period ending June 30, 2006.

                                 CODE OF ETHICS
                                 --------------

The Trust and the Investment Advisor have adopted a joint code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by a Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, a trustee, or an officer of the Trust or the Investment Advisor; (ii) any employee of the Trust or the Investment Advisor (or any company in a control relationship to the Trust or the Investment Advisor) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the Trust or the Investment Advisor who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including unaffiliated mutual fund shares, money market instruments, and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than "disinterested" Trustees, submit reports to a designated compliance person regarding transactions involving securities that are eligible for purchase by a Fund. The code of ethics for the Trust and the Investment Advisor is on public file with, and is available from, the SEC.

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, California, is registered as an investment Advisor with the SEC. The Investment Advisor is controlled by Kevin Landis, its majority stockholder.

Under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Investment Advisor, the Investment Advisor provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of the assets of each Fund consistent with each Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreement, the Focus Fund pays to the Investment Advisor, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets and the Long Short Fund pays to the Investment Advisor, on a monthly basis, an advisory fee at an annual rate of 2.50% of its average daily net assets. The Investment Advisor has also agreed to, for a period of two years from the Funds' commencement of operations, to reduce its fees and/or make expense reimbursement so that each Fund's total operating expenses are limited to 1.30% of the Focus Fund's average daily net assets and 2.30% of the Long Short Fund's average daily net assets. Since the Funds are new, no advisory fees have been paid as of the date of this SAI.

By its terms, the Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment
Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees, the Board will review performance information and the nature of services provided by the Investment Advisor.

In determining to approve the Advisory Agreement, the Board of Trustees considered quantitative, qualitative, and statistical information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement, including, where applicable, (i) a description of the Investment Advisor's brokerage allocation process; (ii) a summary of total expense ratios and management fees of the Funds and comparable funds; (iii) information comparing the Funds' advisory fees to the advisory fees received by the Investment Advisor for its services to other open-end mutual funds; (iv) the financial statements of the Investment Advisor; (v) any potential fall-out benefits to the Investment Advisor; (vi) the Investment Advisor's Form ADV; (vii) information regarding the investment experience of the portfolio managers; and (viii) a description of internal compliance policies and procedures. The Trustees discussed this information in detail with the Investment Advisor's officers. In approving the Advisory Agreement, the Board concluded that (i) the Investment Advisor's staff is qualified to manage assets in accordance with the Funds' investment strategies; (ii) the Funds' advisory fees and overall expense ratios are competitive with those of similar funds and to those charged by the Investment Advisor for investment advisory services to other open-ended mutual funds; and
(iii) the Investment Advisor has developed a strong internal control structure.]

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Advisor for each Fund wherein the Investment Advisor is responsible for the provision of administrative and supervisory services to the Funds. Pursuant to the Administration Agreement, the Investment Advisor, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Advisor. The Investment Advisor shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Advisor will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, each Fund pays to the Investment Advisor, [on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.] Since the Funds are new, no administration fees have been paid as of the date of this SAI.

The Administration Agreement may be terminated by the Trust at any time, on 60 days' written notice to the Investment Advisor, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Advisor on 60 days' written notice to the Trust.

PORTFOLIO MANAGER(S)

OTHER ACCOUNTS MANAGED No one person with the Advisor's investment team is primarily responsible for implementing the quantitative investment strategies of the Funds. A team of professionals at the Advisor work together to implement the mathematical portfolio management process. Kevin Landis is the Chief Investment Officer of Firsthand, a position he has held since 1994.

POTENTIAL CONFLICTS OF INTEREST The compensation paid to the Advisor for managing the Funds is based on a percentage of assets under management, but also the level of other expenses of the Funds for which the Advisor is responsible. No portfolio Management personnel are compensated based directly on fee revenue earned by the Advisor on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts, especially because the Funds are managed using a quantitative approach rather than the subjective judgment by portfolio management personnel as to the allocation of investment opportunities among the Advisor's other clients.

To  mitigate  the  potential  conflict  of  interest  in  allocating   brokerage
transactions to particular brokers, the Advisor will normally attempt to aggregate orders of the Funds with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.


COMPENSATION All portfolio management personnel of the Advisor are compensated with a salary and bonus. Kevin Landis, as the Chief Investment Officer, is the primary owner of the Advisor and is compensated based on the profitability of the Advisor. Portfolio management personnel who are not equity owners of the Advisor receive an annual subjective bonus based on general criteria such as teamwork, contribution to investment results and client servicing.

DISCLOSURE OF SECURITIES OWNERSHIP Since the Funds are new, none of the investment porfessionals at the Advisor owned shares of the Funds as of the date of this SAI.

                                 THE DISTRIBUTOR
                                 ---------------

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             SECURITIES TRANSACTIONS
                             -----------------------

The Investment Advisor furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Advisor seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Advisor generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

The Investment Advisor may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Advisor will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by
Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Advisor in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Advisor's other investment accounts. The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Advisor will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Advisor, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions. Since the Funds are new, no brokerage commissions have been paid by the Funds as of the date of this SAI.

                               PORTFOLIO TURNOVER
                               ------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could reduce a Fund's returns. High portfolio turnover can also result in adverse tax consequences to a Fund's shareholders. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

The Investment Advisor expects to engage in frequent portfolio transactions on behalf of both of the Funds that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Investment Advisor expects both Funds portfolio turnover rate to exceed 200% annually.


                   PURCHASE, REDEMPTION, AND PRICING OF SHARES
                   -------------------------------------------

PURCHASE OF SHARES. Properly completed orders for shares that are received by the Transfer Agent prior to the close of business on the New York Stock Exchange (the "NYSE") are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the Prospectus for the Funds, under the "Orders Through Your Broker" section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A customer order placed through an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after the order is accepted by the broker or the broker's designee.

REDEMPTION OF SHARES. The right of redemption may not be suspended, or the payment of a redemption may not be postponed, for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of a Fund in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year's Day; Martin Luther King, Jr. Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when a Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

                                      TAXES
                                      -----

The Trust intends to qualify each Fund as a "regulated investment company" under Subchapter M of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the Internal Revenue Service ("IRS") may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny. If the IRS were to determine that the "equalization method" of accounting is not acceptable, it is possible that the Funds may be subject to the excise tax or potentially fail to qualify as a regulated investment company.

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of a Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells or exchanges shares of the Funds that he or she has held for less than six months and on which he or she has received distributions of capital gains (unless otherwise disallowed), any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the disposition of shares of the Funds will be disallowed by the "wash sale" rules to the extent the disposed shares are replaced (including through the receipt of additional shares through reinvested distributions) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to "back-up" withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares of the Fund.

Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

Prospective shareholders should be aware that the investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy a Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Funds. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Funds.

                     CALCULATION OF PERFORMANCE INFORMATION
                     --------------------------------------

A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the SEC, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                  P(1+T)n= ERV

Where:

P  = a hypothetical initial payment of $1,000
T  = average annual total return
n  = number of years (1, 5, or 10)
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Each Fund's "average annual total return after taxes on distributions" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


                                  P(1+T)n =ATVD
Where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return (after taxes on distributions)
n    =  number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Each Fund's "average annual total return after taxes on distributions and redemptions" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1+T)n =ATVDR

Where:

P     =  a hypothetical initial payment of $1,000
T     =  average annual total return (after  taxes  on  distributions  and redemptions)
n     =  number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

A Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Funds.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance to performance as reported by other investments, indices, and averages.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.


                                    CUSTODIAN
                                    ---------

PFPC Trust ("PFPC"), 301 Bellevue Parkway, Wilmington, DE 19809, is the Custodian for each Fund's investments. PFPC acts as each Fund's depository, safekeeps the Funds' portfolio securities, collects all income and other payments with respect to the Funds, disburses funds as instructed, and maintains records in connection with its duties.

         LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         ---------------------------------------------------------------

The law firm of Paul, Hastings, Janofsky & Walker, LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105 acts as legal counsel for the Trust and the Trust's disinterested Trustees.

The firm of Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Trust's independent auditor. Tait, Weller & Baker, LLP performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.


                           ULTIMUS FUND SOLUTIONS, LLC
                           ---------------------------

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund pays Ultimus a fee at the annual rate of 0.15% of the first $50 million of its average daily net assets, 0.125% of the next $50 million of such assets, and .10% of such assets in excess of $100 million, provided, however, that the minimum fee is $5,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

                              FINANCIAL STATEMENTS
                              --------------------

The financial statements of the Funds as of September 16, 2005, which have been audited by Tait, Weller & Baker, LLP, are attached to this Statement of Additional Information




                                BLACK PEARL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                            AS OF SEPTEMBER 16, 2005
                                                                                     BLACK PEARL
                                                                    BLACK PEARL       LONG SHORT
                                                                     FOCUS FUND          FUND
                                                                ------------------  -----------------
ASSETS
Cash                                                                  $ 500,000         $ 500,000
                                                                ------------------  -----------------
    TOTAL ASSETS                                                        500,000           500,000
                                                                ------------------  -----------------

LIABILITIES                                                                 -                 -
                                                                ------------------  -----------------

Net assets for shares of beneficial
    interest outstanding                                              $ 500,000         $ 500,000
                                                                ==================  =================

Shares outstanding                                                       50,000            50,000
                                                                ==================  =================

Net asset value, offering and redemption price per share              $   10.00         $   10.00
                                                                ==================  =================

Net assets consist of:
     Paid-in capital                                                  $ 500,000         $ 500,000
                                                                ==================  =================


The accompanying notes are an integral part of this statement.

                        NOTES TO THE FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 16, 2005


(1) Black Pearl Focus Fund and Black Pearl Long Short Fund (the "Funds") are each a non-diversified series of Black Pearl Funds (the "Trust"), an open-end management investment company established as an Delaware business trust under a Declaration of Trust dated July 6, 2005. The investment objective of Black Pearl Focus Fund is long-term growth of capital. The investment objective of Black Pearl Long Short Fund is long-term growth of capital while reducing exposure to general equity market risk. On September 16, 2005, 50,000 shares of Black Pearl Focus Fund and 50,000 shares of Black Pearl Long Short Fund were issued for cash, at $10.00 per share, to Firsthand Capital Management, Inc., the investment advisor to the Funds. The Funds have had no operations except for the initial issuance of shares.

(2) Firsthand Capital Management, Inc. (the "Investment Advisor") serves as the investment advisor to the Funds. For its services, Black Pearl Focus Fund will pay the Investment Advisor, on a monthly basis, an investment advisory fee at the annual rate of 1.50% of its average daily net assets and Black Pearl Long Short Fund will pay the Investment Advisor, on a monthly basis, an investment advisory fee at the annual rate of 2.50% of its average daily net assets. The Investment Advisor has contractually agreed (for a period of two years from each Fund's commencement of operations) to reduce its fees and/or to make expense reimbursement so that each Fund's total operating expenses are limited to 1.30% of Black Pearl Focus Fund's average daily net assets and 2.30% (excluding short sale expenses) of Black Pearl Long Short Fund's average daily net assets. The Investment Advisor would not be able to recoup the fees it reduced or the expenses it reimbursed.

(3) The Investment Advisor is responsible for the provision of administrative and supervisory services to the Funds. For its services, each Fund will pay to the Investment Advisor, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

(4) Each Fund intends to qualify as a "registered investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

(5) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Shareholders and Board of Trustees of Black Pearl Funds
San Jose, California


We have audited the accompanying statements of assets and liabilities of the Black Pearl Focus Fund, and the Black Pearl Long Short Fund, each a series of the Black Pearl Funds as of September 16, 2005. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of the Funds constituting the Black Pearl Funds as of September 16, 2005, in conformity with accounting principles generally accepted in the United States of America.





                                                    /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 16, 2005

PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
--------  --------

     (a) Declaration of Trust--Incorporated herein by reference to Registrant's registration statement on Form N-1A, filed July 8, 2005

     (b) Bylaws--Incorporated herein by reference to Registrant's registration statement on Form N-1A, filed July 8, 2005

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

     (d) Form of Master Investment Advisory Agreement between Registrant and Firsthand Capital Management, Inc. - filed herewith

     (e)  Form  of  Distribution   Agreement  with  Ultimus  Fund  Distributors,
          LLC--Incorporated herein by reference to Registrant's registration statement on Form N-1A, filed July 8, 2005

     (f)  Inapplicable

     (g)  Form of Custody Agreement *


     (h) (i) Form of Administration Agreement between Registrant and Firsthand Capital Management, Inc. - filed herewith

          (ii) Form  of  Mutual  Fund  Services   Agreement  among   Registrant,
               Firsthand Capital Management, Inc. and Ultimus Fund Solutions, LLC - filed herewith

     (i)  Opinion of Counsel - filed herewith

     (j) Consent of Independent Registered Public Accounting Firm - filed herewith

     (k)  Not applicable

     (l) Form of Initial Capital Agreement--Incorporated herein by reference to Registrant's registration statement on Form N-1A, filed July 8, 2005

     (m)  Not applicable

     (n)  Not applicable

     (o)  Not applicable

     (p)  (i) Code of Ethics of the Trust and Firsthand Capital Management, Inc.
              - filed herewith

          (ii) Code of Ethics of Ultimus Fund Distributors, LLC --Incorporated herein by reference to Registrant's registration statement on Form N-1A, filed July 8, 2005

* To be filed by amendment

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------   -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
-------   ---------------

          Under section 3817(a) of the Delaware Statutory Trust Act, a Delaware statutory trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and
          5.2 ofthe Declaration of Trust of the Registrant pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Release Number 7221 (June 9, 1972) and Number 11330 (September 2, 1980).

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

          Indemnification provisions exist in the Master Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement that are substantially identical to those in the Declaration of Trust noted above.

          The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers, and its Investment Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
-------   --------------------------------------------------------

          Not applicable

Item 27.  PRINCIPAL UNDERWRITERS
-------   ----------------------

     (a) Ultimus Fund Distributors, LLC (the Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg
          Investment Trust, Berwyn Funds, Cutler Funds Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, TFS Capital Investment Trust, Veracity Funds, Schwartz Investment Trust, The GKM Funds, and the Destination Funds, other open-end investment companies.

                                   Position with            Position with
     (b)  Name                     Distributor              Registrant
          --------------------     --------------------     --------------------
          Robert G. Dorsey         President/Managing       Vice President
                                   Director

          John F. Splain           Secretary/Managing       Secretary
                                   Director


          Mark J. Seger            Treasurer/Managing       Treasurer
                                   Director

          Theresa M. Bridge        Vice President           Assistant Treasurer

          Wade R. Bridge           Vice President           Assistant Secretary

          Steven F. Nienhaus       Vice President           None

     The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
-------   --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, will be maintained as follows:

          For the Investment Adviser - 125 Market Street, Suite 1200, San Jose, CA 95113;

          For the Administrator - 125 Market Street, Suite 1200, San Jose, CA 95113 and 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246;

          For Investment Accounting and Transfer Agent - 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246;

          For Distribution - 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; and

          For Custody - (to be completed by amendment)


Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------   -------------------------------------------------

          Not Applicable

Item 30.  UNDERTAKINGS
-------   ------------

          The Registrant hereby undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from the general public.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, and State of California, on the 28th day of September, 2005.



                                            BLACK PEARL FUNDS

                                        By:   /s/ Kevin Landis
                                            --------------------------------
                                            Kevin Landis
                                            President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                       Date
---------                        -----                       ----

/s/ Kevin Landis                 Trustee,                    September 28, 2005
---------------------------      President
Kevin Landis

       *                         Trustee                     September 28, 2005
---------------------------
Kevin P. Tanner

       *                         Trustee                     September 28, 2005
---------------------------
Gary Burglin

/s/ Yakoub Bellawala             Secretary                   September 28, 2005
---------------------------
Yakoub Bellawala

/s/ Mark J. Seger                Treasurer and               September 28, 2005
---------------------------      Chief Financial Officer
Mark J. Seger

                                                      * By:  /s/ Wade R. Bridge
                                                            -------------------
                                                              Wade R. Bridge
                                                              Attorney-in-fact
                                                              September 28, 2005

                                INDEX TO EXHIBITS
                                -----------------

Item 23(d)         Form of Master Investment Advisory Agreement

Item 23(h)(i)      Form of Administration Agreement

Item 23(h)(ii)     Form of Mutual Fund Services Agreement

Item 23(i)         Opinion of Counsel

Item 23(j)         Consent of Independent Registered Public Accounting Firm

Item 23(p)(i)      Code of Ethics of the Trust and Firsthand Capital Management,
                   Inc.